UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2020

BRAEMAR HOTELS & RESORTS INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35972	46-2488594
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100, Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 490-9600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BHR	New York Stock Exchange
Preferred Stock, Series B	BHR-PB	New York Stock Exchange
Preferred Stock, Series D	BHR-PD	New York Stock Exchange

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 24, 2020, Braemar Hotels & Resorts Inc. (the “Company”), through its subsidiaries, Braemar OP General Partner LLC and Braemar OP Limited Partner LLC, executed Amendment No. 4 to the Third Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement Amendment”) of Braemar Hospitality Limited Partnership (the “Operating Partnership”), in connection with the Company’s public offering of its Series E Redeemable Preferred Stock, par value $0.01 per share (the “Series E Preferred Stock”), and Series M Redeemable Preferred Stock, par value $0.01 per share (the “Series M Preferred Stock,” and together with the Series E Preferred Stock, the “Preferred Stock”)). The Partnership Agreement Amendment designated and authorized the issuance to Braemar OP Limited Partner LLC by the Operating Partnership of: (i) up to 28,000,000 Series E Redeemable Preferred Units of the Operating Partnership having substantially the same designations, preferences and other rights as the economic rights of the Series E Preferred Stock and (ii) up to 28,000,000 Series M Redeemable Preferred Units of the Operating Partnership having substantially the same designations, preferences and other rights as the economic rights of the Series M Preferred Stock.

The description of the Partnership Agreement Amendment in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the Partnership Agreement Amendment, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

ITEM 3.03.	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

On January 23, 2020, the Company filed: (i) Articles Supplementary to the Company’s Articles of Amendment and Restatement with the State Department of Assessments and Taxation of the State of Maryland (“SDAT”) classifying and designating 28,000,000 shares of the Company’s authorized capital stock as shares of the Series E Preferred Stock (the “Series E Articles Supplementary”) and (ii) Articles Supplementary to the Company’s Articles of Amendment and Restatement with the SDAT classifying and designating 28,000,000 shares of the Company’s authorized capital stock as shares of the Series M Preferred Stock (the “Series M Articles Supplementary,” and together with the Series E Articles Supplementary, the “Articles Supplementary”).

As set forth in the Articles Supplementary, the Series E Preferred Stock and the Series M Preferred Stock rank: (i) senior to all classes or series of the Company’s common stock and future junior securities; (ii) on a parity with each other and each other series of the Company’s outstanding preferred stock, including the 5.50% Series B Cumulative Convertible Preferred Stock, par value $0.01 per share, the 8.25% Series D Cumulative Preferred Stock, par value $0.01 per share, and with any future parity securities, and (iii) junior to any future senior securities and to all of the Company’s existing and future indebtedness, with respect to the payment of dividends and rights upon liquidation, dissolution or winding up of the Company’s affairs.

Each share of Preferred Stock will have a “Stated Value” of $25.00. Upon any voluntary or involuntary liquidation, dissolution or winding up of the Company’s affairs, the holders of the Preferred Stock will have the right to receive the Stated Value, plus an amount equal to any accrued but unpaid dividends (whether or not declared) to, but not including, the date of payment, before any distribution or payment is made to the holders of the Company’s common stock or any other class or series of capital stock ranking junior to the Preferred Stock. The rights of the holders of the Preferred Stock to receive the Stated Value will be subject to the rights of holders of the Company’s debt, holders of any equity securities ranking senior in liquidation preference to the Preferred Stock (none of which are currently outstanding) and the proportionate rights of holders of each other series or class of the Company’s equity securities ranked on a parity with the Preferred Stock.

Holders of Series E Preferred Stock are entitled to receive, when and as authorized by the Company’s Board of Directors (the “Board”) and declared by the Company out of legally available funds, cumulative cash dividends on each share of Series E Preferred Stock at an annual rate of 6.5% of the Stated Value (equivalent to an annual dividend rate of $1.625 per share). Holders of the Series M Preferred Stock are entitled to receive, when and as authorized by the Board and declared by the Company out of legally available funds, cumulative cash dividends on each share of Series M Preferred Stock at an annual rate of 7.0% of the Stated Value (equivalent to an annual dividend rate of $1.75 per share). Beginning one year from the “date of original issuance” of each share of Series M Preferred Stock, and on each one-year anniversary thereafter for such Series M Preferred Stock, the dividend rate will increase by 0.10% per annum for such share; provided, however, that the dividend rate for any share of Series M Preferred Stock shall not exceed 7.5% per annum. The Company expects to authorize and declare dividends on the shares of Preferred Stock on a monthly basis, payable on the 15th day of each month (or if such payment date is not a business day, on the next succeeding business day). The timing and amount of such dividends will be determined by the Board, in its sole discretion, and may vary from time to time.

Subject to certain exceptions and limitations, a holder of the Preferred Stock will have the right to require the Company to redeem any or all of such holder’s shares of Preferred Stock at a redemption price equal to 100% of the Stated Value, less the applicable redemption fee, if any, plus an amount equal to any accrued but unpaid dividends (whether or not authorized or declared) to, but not including, the date fixed for redemption. For so long as the Company’s common stock is listed on a national securities exchange, if a holder of Preferred Stock causes the Company to redeem such shares of Preferred Stock, the Company has the right, in its sole discretion, to pay the redemption price in cash or in equal value of shares of common stock or any combination thereof, based on the closing price per share of common stock for the single trading day prior to the date of redemption.

After three years from the “date of original issuance” of the shares of Preferred Stock to be redeemed, the Company will have the right (but not the obligation) to redeem such shares of Preferred Stock, in whole or in part, at a redemption price equal to 100% of the Stated Value, plus an amount equal to any accrued but unpaid dividends (whether or not authorized or declared) to, but not including, the date fixed for redemption. For so long as the Company’s common stock is listed on a national securities exchange, if the Company chooses to redeem any shares of Preferred Stock, the Company has the right, in its sole discretion, to pay the redemption price in cash or in equal value of shares of common stock or any combination thereof, based on the closing price per share of common stock for the single trading day prior to the date of redemption.

Upon the occurrence of a Change of Control (as defined below), the Company will have the right (but not the obligation) to redeem the outstanding shares of Preferred Stock, in whole or in part, within 120 days after the first date on which such Change of Control occurred, in cash at a redemption price equal to 100% of the Stated Value, plus an amount equal to any accrued but unpaid dividends (whether or not authorized or declared) to, but not including, the date fixed for redemption. If, prior to the Change of Control Conversion Date (as defined below), the Company has provided or provides notice of redemption with respect to the Preferred Stock (whether pursuant to the Company’s optional redemption right or the Company’s special optional redemption right), the holders of Preferred Stock will not have the conversion right described below.

A “Change of Control” is when the following have occurred and are continuing:

•	the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of the Company entitling that person to exercise more than 50% of the total voting power of all shares of the Company entitled to vote generally in elections of directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

•	following the closing of any transaction referred to in the bullet point above, neither the Company nor the acquiring or surviving entity has a class of common securities (or American Depositary Receipts representing such securities) listed on the New York Stock Exchange (“NYSE”), the NYSE American (“NYSE American”) or the NASDAQ Stock Market (“NASDAQ”) or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE American or NASDAQ.

Upon the occurrence of a Change of Control, each holder of Preferred Stock will have the right, at such holder’s option, unless, prior to the Change of Control Conversion Date, the Company has provided or provides notice of the Company’s election to redeem the Preferred Stock, to convert some or all of the Preferred Stock held by such holder on the Change of Control Conversion Date into a number of shares of the Company’s common stock. The number of shares of common stock to be issued per share of Preferred Stock to be converted will equal to the lesser of:

•	the quotient obtained by dividing (i) the sum of the Stated Value plus an amount equal to any accrued and unpaid dividends (whether or not authorized or declared) to, but not including, the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a dividend record date for the Preferred Stock and prior to the corresponding Preferred Stock dividend payment date, in which case no additional amount for such accrued and unpaid dividend will be included in this sum) by (ii) the Common Stock Price (as defined below); and

•	5.69476 (the “Share Cap”), subject to certain adjustments;

subject, in each case, to provisions for the receipt of alternative consideration.

If, prior to the Change of Control Conversion Date, the Company has provided or provides notice of its election to redeem the Preferred Stock, whether pursuant to the Company’s optional redemption right or the Company’s special optional redemption right, the holders of Preferred Stock will not have any right to convert the Preferred Stock in connection with the Change of Control Conversion Right (as defined below), and any shares of Preferred Stock subsequently selected for redemption that have been tendered for conversion will be redeemed on the related date of redemption instead of converted on the Change of Control Conversion Date.

The “Change of Control Conversion Right” is the right of each holder of Preferred Stock to convert some or all of the Preferred Stock held by such holder upon the occurrence of a Change of Control.

The “Change of Control Conversion Date” is the date the Preferred Stock is to be converted, which will be a business day that is no fewer than 20 days nor more than 35 days after the date on which the Company provides the notice described above to the holders of Preferred Stock.

The “Common Stock Price” means: (i) the amount of cash consideration per share of common stock, if the consideration to be received in the Change of Control by the holders of common stock is solely cash; or (ii) the average of the closing prices for common stock on the NYSE for the 10 consecutive trading days immediately preceding, but not including, the effective date of the Change of Control or, if the common stock is no longer listed or quoted on an exchange, the fair market value of the common stock, if the consideration to be received in the Change of Control by the holders of common stock is other than solely cash.

Subject to the provisions of the Company’s charter regarding the restrictions on transfer and ownership of stock, each outstanding share of the Preferred Stock entitles the holder to one vote on all matters submitted to a vote of the holders of the Company’s common stock, including the election of directors. In addition, holders of the Preferred Stock will have additional special voting rights if the Company fails to pay dividends on the Preferred Stock for 18 or more monthly periods (whether or not consecutive) and under certain other circumstances.

The description of the Preferred Stock in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the Series E Articles Supplementary and the Series M Articles Supplementary, which are filed as Exhibits 3.2 and 3.3 hereto, respectively, and are incorporated herein by reference.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On January 23, 2020, the Company filed Articles of Amendment with the SDAT to the Company’s Articles of Amendment and Restatement to: (i) increase the number of authorized shares of common stock, par value $0.01 per share, of the Company from 200,000,000 to 250,000,000 and (ii) increase the number of authorized shares of preferred stock, par value $0.01 per share, of the Company from 50,000,000 to 80,000,000. The Articles of Amendment were effective upon filing.

On January 23, 2020, the Company filed the Series E Articles Supplementary with the SDAT designating the rights, preferences and privileges of the Series E Preferred Stock. The Series E Articles Supplementary were effective upon filing. The information about the Series E Articles Supplementary under Item 3.03 of this report, including the summary description of the rights, preferences and privileges of the Series E Preferred Stock, is incorporated herein by reference.

On January 23, 2020, the Company filed the Series M Articles Supplementary with the SDAT designating the rights, preferences and privileges of the Series M Preferred Stock. The Series M Articles Supplementary were effective upon filing. The information about the Series M Articles Supplementary under Item 3.03 of this report, including the summary description of the rights, preferences and privileges of the Series E Preferred Stock, is incorporated herein by reference.

The descriptions of the Articles of Amendment and the Articles Supplementary in this report do not purport to be complete and are qualified in their entirety by reference to the full text of the Articles of Amendment, the Series E Articles Supplementary and the Series M Articles Supplementary, which are filed as Exhibits 3.1, 3.2 and 3.3 hereto, respectively, and are incorporated by reference herein.

ITEM 8.01.	OTHER EVENTS.

In connection with the offering of the Preferred Stock, the Company expects to enter into a Dealer Manager Agreement (the “Dealer Manager Agreement”) with Ashford Securities LLC (the “Dealer Manager”), an affiliate of Ashford Hospitality Advisors LLC, the Company’s advisor, whereby the Dealer Manager will serve as the Company’s exclusive dealer manager in connection with the Company’s primary offering of up to 20,000,000 shares of the Series E Preferred Stock or Series M Preferred Stock on a “reasonable best efforts” basis. In addition to the primary offering, the Company is also offering up to 8,000,000 shares of Series E Preferred Stock or Series M Preferred Stock pursuant to a dividend reinvestment plan (the “DRP”) at $25.00 per share. The Company reserves the right to reallocate the shares of Preferred Stock being offered between the primary offering and the DRP.

The Company previously filed a registration statement on Form S-3 (File No. 333-234663), including a preliminary prospectus, as the same may be amended and/or supplemented (the “Registration Statement”), with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended, relating to the offering and sale of the Preferred Stock. The Registration Statement has not been declared effective by the SEC and no sales of the Preferred Stock may be made under the Registration Statement until that time. This report does not constitute an offer to sell the Preferred Stock and is not soliciting an offer to buy the Preferred Stock in any state or jurisdiction in which such an offer or solicitation would be unlawful.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibit

Exhibit No.	Description
3.1	Articles of Amendment of Braemar Hotels & Resorts Inc., accepted for record and certified by the SDAT on January 23, 2020 (incorporated by reference to Exhibit 3.13 to Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-234663) filed with the SEC on January 24, 2020).
3.2	Articles Supplementary Establishing the Series E Redeemable Preferred Stock of Braemar Hotels & Resorts Inc., accepted for record and certified by the SDAT on January 23, 2020 (incorporated by reference to Exhibit 3.14 to Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-234663) filed with the SEC on January 24, 2020).
3.3	Articles Supplementary Establishing the Series M Redeemable Preferred Stock of Braemar Hotels & Resorts Inc., accepted for record and certified by the SDAT on January 23, 2020 (incorporated by reference to Exhibit 3.15 to Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-234663) filed with the SEC on January 24, 2020).
10.1	Amendment No. 4 to the Third Amended and Restated Agreement of Limited Partnership of Braemar Hospitality Limited Partnership.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2020	BRAEMAR HOTELS & RESORTS INC.

	By:	/s/ Robert G. Haiman
Robert G. Haiman
Executive Vice President, General Counsel & Secretary